SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant                               X
Filed by Party other than the Registrant         __

Check the appropriate box:
__    Preliminary Proxy Statement
__    Confidential, for Use of the Commission Only (as permitted by Rule 14-6(e)(2)

/X/   Definitive Proxy Statement
__    Definitive Additional Materials
__    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
      240.14a-12

                 Stoico Restaurant Group, Inc.
------------------------------------------------------------------------------
          Name of Registrant as Specified in its Charter

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required.

__    Fee computed on table below per Exchange Act Rules 14a- 6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:
2)    Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)    Proposed maximum aggregate value of transaction:
5)    Total fee paid:

__    Fee paid previously with preliminary materials

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1)   Amount Previously Paid:
2)   Form, Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:

                  STOICO RESTAURANT GROUP, INC.
                     3151 North Rock Road,
                    Wichita, Kansas  67226
                     --------------------

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held May 5, 1997
                      -------------------

To the Stockholders of
Stoico Restaurant Group, Inc.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Stoico Restaurant Group Inc. (the "Company") will be held at the Olive Tree Restaurant, 2949 North Rock Road, Wichita, Kansas 67226, on the 5th day of May 1997, at
1:30 p.m. (central time) for the following purposes:


     1. To elect one Class II Director to serve for a term of three (3) years;

     2. To ratify the appointment of Allen, Gibbs & Houlik, L.C., certified public accountants, as independent auditors for the Company for the fiscal year ending December 30, 1997; and

     3. To transact such other business as may properly come before the meeting and any adjournment(s) and postponement(s) thereof.

     A list of Stockholders entitled to vote at the Annual Meeting will be open for examination by any Stockholder for any purpose regarding the Annual Meeting during ordinary business hours, for a period of 10 days prior to the Annual Meeting at the office of the Company at 3151 North Rock Road, Wichita, Kansas 67226. Only Stockholders of record at the close of business on March 21, 1997, are entitled to receive notice of and vote at the annual meeting and any adjournment(s) thereof.


     All Stockholders are cordially invited to attend the meeting in person. However, if you are unable to be personally present and wish to have your shares voted, PLEASE FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. No postage is necessary if mailed in the United States. If you attend the meeting, we will be glad to return your proxy so that you may vote in person.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Cathy K. Martsolf

                                 Cathy K. Martsolf
                                 Secretary and Treasurer
Wichita, Kansas
April 1, 1997

                   STOICO RESTAURANT GROUP, INC.


                        PROXY STATEMENT

                      1997 ANNUAL MEETING

     This proxy statement is being furnished on or about April 1, 1997, in connection with the solicitation of proxies by the Board of Directors of Stoico Restaurant Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Olive Tree Restaurant, 2949 North Rock Road, Wichita, Kansas, at 1:30 p.m. (central time) on May 5, 1997, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

             SOLICITATION AND REVOCABILITY OF PROXIES

     In order to provide every stockholder with an opportunity to vote on all matters scheduled to come before the Annual Meeting and to be able to transact business at the meeting, proxies are solicited by the Company's Board of Directors. Upon execution and return of the enclosed proxy, the shares represented by it will be voted by the persons designated therein as proxies, in accordance with the stockholder's directions. A stockholder may vote on a matter by marking the appropriate box on the proxy or, if no box is marked for a specific matter, the shares will be voted as recommended by the Board of Directors on that matter.

     The enclosed proxy may be revoked at any time before it is voted by (i) giving written notice to the Secretary of the Company prior to the date of the Annual Meeting, (ii) exercising a proxy of a later date and delivering such later proxy to the Secretary of the Company prior to the Annual Meeting or (iii) attending the Annual Meeting and voting in person. Unless the proxy is revoked or is received in a form that renders it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

     Solicitation of proxies is being made primarily by mail; however, there may also be further solicitation in person and by telephone at nominal cost by officers, directors, employees and agents of the Company, who will receive no additional compensation. The cost of solicitation of these proxies will be paid by the Company, including reimbursements paid to brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred in forwarding the proxy material to, and solicitation of proxies from, the beneficial owners of shares held of record by such persons.

                       VOTING AT MEETING

      Only Stockholders of record on the books of the Company at the close of business on March 21, 1997, the record date established for the Annual Meeting, will be entitled to vote at the meeting. On March 21, 1997, there were 5,708,966 shares of common stock outstanding and no other voting securities (the "Common Stock"). Each outstanding share of Common Stock entitles the record holder to one vote. The presence, in person or by proxy, of the holders of a majority of the shares of Common Shares issued and outstanding on March 21, 1997, is necessary to constitute a quorum at the Annual Meeting. All votes at the Annual Meeting specified in this Proxy Statement will be by written ballot.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of December 31, 1996, (i), by each Stockholder who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) by each director, (iii) by each executive officer named in the Summary Compensation Table set forth under "Executive Compensation" and
(iv) by all executive officers and directors as a group.

Name and Address                Amount and                 Class Common
of Beneficial Owner              Nature of                Percent of Class
                                Beneficial Owner
----------------------------------------------------------------------------
W. Frank Barton                1,593,268(1)                   27.9%
P.O. Box 781581
Wichita, Kansas 67278

Louis Stoico, Jr.              1,370,712                      24.0%
3151 N. Rock Road
Wichita, Kansas 67226

Timothy J. Jeffrey               734,240(2)                   12.9%
49736 Cooke Avenue
Plymouth, MI 48170

Robert W. Singleton              618,226(3)                   10.8%
P.O. Box 780357
Wichita, Kansas 67278

Gary L. Poulton                  405,005(4)                    7.0%
3151 N. Rock Road
Wichita, Kansas 67226

John T. Mosley                    18,360(5)                      *
3151 N. Rock Road
Wichita, Kansas 67226

James M. Ash                      13,039(5)                      *
Two Pershing Square
2300 Main Street,
Suite 1100
Kansas City, Missouri 64108

Craig W. Barton                    10,000                       *
P.O. Box 781581
Wichita, Kansas 67278

All directors and executive     1,871,862                     32.8%
*officers as a group(9)

*   Less than one percent.
(1) Includes stock owned by the Barton Family Limited Partnership of which W. Frank Barton is the general partner.
(2) Includes 100 shares of which Mr. Jeffrey is the beneficial owner.
(3) Includes a currently exercisable option to acquire 815 shares of common Stock at an exercise price of $2.45 per share.
(4) Includes 150 shares of which Mr. Poulton is the beneficial owner.
(5) Includes a currently exercisable portion of an option to acquire a total of 4,075 shares of Common Stock at an exercise price of $2.45 per share. Such options vest at a rate of 20% over a five year period.

                         ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, with staggered three year terms. At the Annual Meeting one director is to be elected. The proxies named in the accompanying proxy card intend to vote for the election of James M. Ash. In the event Mr. Ash should become unavailable for election, which is not anticipated, the proxies will be voted for such a substitute nominee as may be nominated by the Board of Directors. The nominee for election as a Class II director who receives the greatest number of votes cast for election of directors at the meeting, a quorum being present, shall be elected a director of the Company. Abstentions, broker nonvotes and instructions on the accompanying proxy card to withhold authority to vote for the nominee will result in the nominee receiving fewer votes.

     The Board of Directors Recommends a Vote for the Nominee.

INFORMATION CONCERNING NOMINEE

JAMES M. ASH
     MR. ASH has been a director of the Company since 1995. He is currently Assistant Secretary and has been a member of the Compensation Committee since August 1996. Mr. Ash is an attorney with Blackwell Sanders Matheny Weary & Lombardi L.C., based in Kansas City, Missouri, and specializes in corporate finance transactions, including public offerings and mergers and acquisitions. See "Certain Relationships and Related Transactions."

     Term of Office: Term expires May 1997
     Age: 40

INFORMATION CONCERNING DIRECTORS CONTINUING IN OFFICE

LOUIS STOICO, JR.
     MR. STOICO has been a director of the Company since 1995 and a member of the Compensation Committee since August 1996. Mr. Stoico founded the Company in 1977 and Spaghetti Jack's in 1991. He is currently Chairman of the Board and President of Stoico Restaurant Group, Inc.

     Term of Office: Term expires May 1998
     Age: 55

JOHN T. MOSLEY
     MR. MOSLEY has been a director of the Company since 1995 and a member of the Audit Committee since August 1996. Mr. Mosley is an Executive Vice President and the Chief Financial Officer for Sheplers, Inc., a western clothing store chain based in Wichita, Kansas.

     Term of Office: Term expires May 1998
     Age: 48

CRAIG BARTON
     MR. BARTON has been a director of the Company since December 1996 and a member of the Audit Committee since February 1997. Mr. Barton has been President of Apollo Capital Corporation since June 1996, a corporation which acquires real estate properties, oil and gas properties as well as other securities. From 1994 to May 1996, he was President of Quasar Energy, Inc. From 1988 to 1994, Mr. Barton was President of Delbarco, Inc., the predecessor of Apollo Capital.

     Term of Office: Term expires May 1999
     Age: 36


              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

COMMITTEES

     The standing committees of the Board of Directors consist of an Audit Committee and a Compensation Committee.

     The Audit Committee consists of Messrs. Mosley and Barton. Mr. Jeffrey, the former Chief Executive Officer and President of the Company, was a member of the Audit Committee. The Audit Committee annually makes recommendations to the Board regarding the appointment of independent auditors of the Company and reviews the scope of audits.

     The Compensation Committee consists of Messrs. Stoico and Ash. The Compensation Committee annually reviews and makes recommendations to the Board of Directors regarding compensation arrangements with the executive officers of the Company and reviews and approves the procedures for administering employee benefit plans of all types.

     During the 1996 fiscal year, the Board of Directors met four times. As the Audit and Compensation Committees were not formed until August 1996, neither the Audit Committee nor the Compensation Committee met in 1996. All Directors attended 100% of the Board of Directors meetings.

COMPENSATION OF DIRECTORS

     Non-employee directors received $500 for each meeting of the Board of Directors they attended. In addition, the Company reimburses directors for expenses incurred in connection with attendance at meetings of the Board of Directors and committees thereof. Each non-employee director has also been granted an option to purchase a total of 4,075 shares of Common Stock at an exercise price of $2.45 per share of which 20% of the shares vest annually.

                [Remainder of Page Intentionally Blank]

           CERTAIN INFORMATION CONCERNING EXECUTIVE OFFICERS

LOUIS STOICO, JR.
      See "Information Concerning Directors Continuing in Office."

GARY L. POULTON
     Mr. Poulton has been employed by the Company since 1977. He is currently Executive Vice President of Stoico Restaurant Group, Inc. responsible for purchasing, distribution and product development.

     Term of Office: April 1979 to Present
     Age: 42

CATHY K. MARTSOLF
     Ms. Martsolf has been employed by the Company since June 1991 and is currently Senior Vice President of Administration and has served as the Secretary and Treasurer of Stoico Restaurant Group, Inc. since February 1996. Ms. Martsolf is married to John E. Martsolf.

     Term of Office: January 1992 to Present
     Age: 41

SCOTT D. NAIL
     Mr. Nail has been employed by the Company since June 1995 and is currently Senior Vice President of Operations responsible for both Sub & Stuff and Spaghetti Jack's restaurant concepts. From June 1993 to May 1995, Mr. Nail was employed by Subway as Director of Operations in Atlanta, Georgia. From June 1984 to May 1993, Mr. Nail was employed by Pizza Hut of America, Inc. as an area manager.

     Term of Office: June 1995 to Present
     Age: 33

JOHN E. MARTSOLF
     Mr. Martsolf has been employed by the Company since June 1994 and is currently Vice President of Franchise Development of Stoico Restaurant Group, Inc. From June 1992 to May 1994, Mr. Martsolf was employed as National Account Executive for U.S. Foodservice, a food distributor in Oklahoma City, Oklahoma. From June 1981 to May 1992, Mr. Martsolf was President of Lamar Distribution Services, Inc. in Wichita, Kansas. Mr. Martsolf is married to Cathy K. Martsolf.

     Term of Office: June 1994 to Present
     Age: 55

DONALD E. FOWLER
     Mr. Fowler has been employed by the Company since June 1996, and is currently Vice President of Real Estate and Construction of Stoico Restaurant Group, Inc. From March 1993 to March 1996, Mr. Fowler was employed by Thorn Americas, Inc. as the Director of Store Development. From March 1992 to March 1993, Mr. Fowler was self employed in the field of property and environmental inspections. From March 1972 to March 1992, Mr. Fowler was employed by McDonald's Corporation as Director of Development.

     Term of Office: January 1997 to Present
     Age: 56

COMPLIANCE WITH SECTION 16 (A) OF THE EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires that directors and officers of the Company and persons who beneficially own more than 10% of the Common Stock file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock of the Company. Directors, officers and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, all Section 16(a) filing requirements applicable to its directors, executive officers and 10% beneficial owners were satisfied during the fiscal year ended December 31, 1996, except that one Form 3 for each of Ms. Martsolf and Messrs. Nail, Poulton, Stoico, Singleton, Martsolf, Mosley, Miller, Ash and Jeffrey was filed several days after the effective date of the Company's registration statement under the Securities Act of 1933.
In addition, Mr. Jeffrey failed to file a Form 5.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to the Chief Executive Officer of the Company and the other most highly compensated executive officer of the Company whose compensation exceeded $100,000 during fiscal years 1994, 1995 or 1996. Mr. Jeffrey resigned from the Company in December 1996.

                           SUMMARY COMPENSATION TABLE

Name and Principal                          Other Annual         All Other
    Position           Year   Salary ($)   Compensation         Compensation
---------------        ----   -------        ----------          ----------
Louis Stoico, Jr.      1996   $ 63,462     $9,000(1)            $2,736(2)
Chairman of the Board  1995   $108,223     $9,000(1)            $3,264(2)
   & President         1994   $ 87,692     $9,000(1)            $3,152(2)

Timothy J. Jeffrey     1996   $132,692    $11,314(3)           $15,923(4)
Former Chief Executive 1995   $112,824(5) $ 7,956(3)           $18,548(6)
Officer & President    1994     ----          ----                ----

(1) Monthly car allowance of $750.
(2) Consists of premiums paid by the Company for health and life insurance.
(3) Consists of amounts paid for a membership at Wichita Country Club and a monthly car allowance of $750.
(4) Consists of $10,500 paid during 1996 for housing expense and premiums paid by the Company for health and life insurance.
(5) Mr. Jeffrey was employed for only a portion of fiscal 1995 and was not an employee during fiscal 1994.
(6) Consists of $13,110 paid during 1995 for housing expense and premiums paid by the Company for health and life insurance.

                   [Remainder of Page Intentionally Blank]

                  Option Exercises and Year-End Value Table

                                                   Number of               Value of Unexercised
                                               Unexercised Options         In-the-Money Options
                                               at Fiscal Year End           at Fiscal Year End
                                              --------------------          -------------------

                Shares
                Acquired on
Name            Exercise            Value Realized  Exercisable  Unexercisable  Exercisable     Unexercisable
--------------------------------------------------------------------------------------------------------------
Timothy
J. Jeffrey      378,873(1)          $600,527        0            0             $0               $0

                311,763(2)          $495,000        0            0             $0               $0

(1) Options granted by the Company.
(2) Options granted personally by Louis Stoico, Jr.


             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On March 11, 1996 and July 17, 1996, the Company made loans, of $158,127 and $66,873 respectively, each of which bears interest at a rate of 5.5% per annum to Timothy J. Jeffrey, the former President, Chief Executive Officer and Director of the Company. These loans are payable on March 31, 1997 and July 31, 1997, respectively.

     In June 1995, the Company and the Barton Family Limited Partnership entered into a promissory note with an original principal amount of $3,000,000 maturing June 1, 2000, with an interest rate fixed at 10% per annum. This note was secured by all the tangible property, intangible property and inventory of the Company along with 1,309,466 shares of Common Stock owned by Louis Stoico, Jr. and 311,763 shares of Common Stock owned by Timothy J. Jeffrey. In July 1996 the Company and W. Frank Barton entered into a promissory note with an original principal amount of $1,000,000 maturing June 1, 2000 with an interest rate fixed at 10% per annum. In addition, in August 1996, an entity controlled by W. Frank Barton opened a line of credit to the Company up to $750,000 accruing interest at a fixed rate of 12% per annum payable quarterly. On November 7, 1996, the Company accessed this line of credit for the full amount. All of the aforementioned amounts owed to the Barton Family Limited Partnership and to W. Frank Barton were repaid as of December 12, 1996. Barton Enterprises, Inc., an entity affiliated with W.Frank Barton, owns the real property and building at which the Company locates its principal executive offices and a Company-owned Spaghetti Jack's restaurant. The Company leases this location pursuant to a triple net lease and pays rent in the amount of $10,000 per month.

     On December 20, 1996 the Company repaid loans made by Robert W. Singleton, a 10.8% Stockholder and former director, in the amount of $1,700,000.

     In December 1996, the Company paid $76,000 in legal fees to Blackwell Sanders Matheny Weary & Lombardi L.C. for legal services provided to the Company in its initial public offering. James M. Ash, a member of this law firm, is a member of the Board of Directors of the Company and owns 12,224 shares of Common Stock and an option to acquire a total of 4,075 shares at an exercise price of $2.45 per share.

               RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Allen, Gibbs & Houlik, L.C. of Wichita, Kansas as the Company's independent accountants to audit the financial statements of the Company and its subsidiaries for the fiscal year ending
December 30, 1997. This selection is subject to the ratification by the Stockholders at the Annual Meeting. This change in independent accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Board of Directors on March 31, 1997.

     KPMG Peat Marwick LLP served as the Company's independent accountants auditing the financial statements of the Company and its subsidiaries for the fiscal years ended December 31, 1996 and December 26, 1995. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting to respond to questions and will have an opportunity to make a statement if they desire to do so.

     KPMG Peat Marwick LLP's reports on the financial statements of the Company and its subsidiaries for the fiscal years ended December 31, 1996 and December 26, 1995 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's fiscal years ended December 31, 1996 and December 26, 1995 there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that were not resolved to the satisfaction of KPMG Peat Marwick LLP.

     Representatives of Allen, Gibbs & Houlik, L.C. are not expected to be present at the Annual Meeting.

     The Board of Directors recommends a vote for the ratification of the appointment of Allen, Gibbs & Houlik, L.C. as independent public accountants for fiscal year 1997.

                            OTHER MATTERS

     As of the date of this Proxy Statement, the Board knows of no other business that will be presented by management for consideration at the Annual Meeting. If any other business properly comes before the Annual Meeting, the proxy holders intend to vote the proxies as recommended by the Board.

STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

     Stockholder proposals intended to be presented at the 1998 Annual Meeting of the Stockholders must be received by the Company in writing no later than December 31, 1997 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Proposals must be mailed to Stoico Restaurant Group, Inc., 3151 North Rock Road, Wichita, Kansas 67226,
ATTN: Secretary, Cathy K. Martsolf.

                                APPENDIX
                                --------




        PROXY                          THIS PROXY IS SOLICITATED ON BEHALF OF THE
STOICO RESTAURANT GROUP, INC.      BOARD OF DIRECTORS.
  3151 North Rock Road
 Wichita, Kansas  67226                The undersigned, a holder of Common Stock of Stoico
                                    Restaurant Group, Inc., a Kansas corporation,  hereby
                                    appoints Louis Stoico, Jr., as proxy for the undersigned,
                                    with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Stoico Restaurant Group, Inc. that the undersigned is entitled to vote at the Annual Meeting of
                                    Stockholders to be held on Monday, May 5, 1997, at 1:30 p.m., central time, or any adjournment or postponement thereof. This proxy revokes all prior proxies given by the undersigned.


PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY CARD PROMPTLY USING THE
   ENCLOSED PREPAID ENVELOPE.
  (Continued and to be signed
      on the reverse side)



     PLEASE MARK VOTE IN SQUARE IN THE FOLLOWING MANNER USING DARK INK ONLY.  ____
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEE AND THE OTHER
                             PROPOSALS SET FORTH BELOW.

1.   ELECTION OF DIRECTORS --                        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE
                                                     VOTED IN THE MANNER DIRECTED HEREIN BY THE
                            FOR  AGAINST  WITHHOLD   UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS
NOMINEE: James M. Ash        /_/  /_/     /_/        MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE
                                                     PROPOSALS LISTED.

2.   APPOINTMENT OF INDEPENDENT AUDITORS--           DATED: _____________, 1997

                             FOR  AGAINST  WITHHOLD
Allen, Gibbs & Houlik, L.C.  /_/  /_/      /_/       Signature(s)_____________________________________

                                                                 -------------------------------------

3. Upon such  other  matters as  properly             Please  sign above  exactly as name appears.  When shares are
   come  before the Annual  Meeting and any           held by joint tenants,  both should  sign.  When  signing as
   adjournments  thereof.  In their discretion,       attorney, executor, administrator, trustee or guardian,
   the proxies are  authorized to vote upon such      please  give  full  title  as  such.  If a corporation,
   other business as may properly come before         please sign in full corporate  name  by  President  or
   the Annual Meeting, and any adjournment(s)         other authorized officer. If a partnership, please sign
   or postponement(s) thereof.                        in partnership name by an authorized person.
                            FOR  AGAINST  WITHHOLD
                            /_/  /_/      /_/
